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                                                             Exhibit 23.2



                          INDEPENDENT AUDITOR'S CONSENT


To The Board of Directors
Plains Spirit Financial Corporation

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                    /s/ McGladrey & Pullen, LLP

Davenport, Iowa
June 5, 1995